Udemy Announces Share Repurchase Program
Program authorizes the purchase of up to $100 million of company stock
SAN FRANCISCO — February 14, 2024 — Udemy (Nasdaq: UDMY), a leading online skills marketplace and learning platform, today announced its Board of Directors approved a share repurchase program, authorizing the purchase of up to $100 million of the Company’s common stock, effective immediately.
“This share repurchase program underscores the confidence that our Board and management team have in our business and the future of Udemy, and reinforces our commitment to deliver returns for Udemy shareholders,” said Greg Brown, Udemy’s President and CEO. “Our strong balance sheet provides us with the flexibility to repurchase shares, while continuing to drive shareholder value through execution of our long-term strategy.”
The timing and amount of any shares of the Company’s common stock that are repurchased under the repurchase program will be determined by the Company’s management based on its evaluation of market conditions and other factors. Shares may be acquired from time to time in the open market, through privately negotiated transactions or otherwise in compliance with Rule 10b-18 and Rule 10b5-1 under the Securities Exchange Act of 1934. The Board of Directors also authorized the Company to establish Rule 10b5-1 trading plans that permit the Company to repurchase its outstanding shares at times when it might otherwise be prevented from doing so. The repurchase program may be suspended or discontinued at any time.
About Udemy
Udemy (Nasdaq: UDMY) improves lives through learning by providing flexible, effective skill development to empower organizations and individuals. The Udemy marketplace platform, with thousands of up-to-date courses in dozens of languages, offers the tools learners, instructors and enterprises need to achieve their goals and reach their full potential. Millions of people learn on the Udemy platform from real-world experts in topics ranging from programming and data science to leadership and team building. Udemy Business enables employers to offer on-demand learning for all employees, immersive learning for tech teams and cohort learning for leaders. Udemy Business customers include Fender®, Glassdoor, On24, The World Bank and Volkswagen. Udemy is headquartered in San Francisco with hubs in Ankara and Istanbul, Türkiye; Austin, Texas; Denver, Colorado; Dublin, Ireland; Melbourne, Australia; and New Delhi, India.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding Udemy’s expectations relating to future operating results and financial position, including the second quarter of 2023, the full year 2023, and future periods; anticipated future expenses and investments; our business strategy and plans; market growth; and our market position and potential market opportunities. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements.
Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of future performance.

The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the Securities and Exchange Commission (“SEC”), including, without limitation, our Quarterly Report on Form 10-Q for the period ended September 30, 2023, filed with the SEC on November 2, 2023. All information provided in this release is as of the date hereof, and we undertake no duty to update this information unless required by law.

Investor Contact:
Dennis Walsh
Vice President, Investor Relations
dennis.walsh@udemy.com